UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SURMODICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other T=than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote counts! Surmodics, inc. 2023 annual meeting vote by february 8, 2023 11:59 pm et surmodics, inc. C/o broadridge corporate issuer solutions p.o. Box 1342 brentwood, ny 11717 d93845-p81010 you invested in surmodics, inc. And it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on february 9, 2023. Get informed before you vote view the notice and proxy statement and 10k online or you can receive a free paper or email copy of the material(s) by requesting prior to january 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control # smartphone users point your camera here and vote without entering a control number vote virtually at the meeting* february 9, 2023 4:00 pm, cst virtually at: www.virtualshareholdermeeting.com/srdx23 *please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.proxyvote.com this is not a votable ballot this is an overview of the more complete proxy materials that are available on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting items board recommends 1. Election of directors nominees: 01) susan e. Knight 02) josé h. Bedoya for 2. Set the number of directors at six (6); for 3. Ratify the appointment of deloitte & touche llp as surmodics’ independent registered public accounting firm for fiscal year 2023; for 4. Approve, in a non-binding advisory vote, the company’s executive compensation; for 5. Approve, in a non-binding advisory vote, the frequency of the non-binding shareholder advisory vote on executive compensation; and 1 year 6. Approve an amendment to the surmodics, inc. 2019 equity incentive plan. For note: to consider and act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “sign up for e-delivery”. D93846-p81010